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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2001


                                4-D NEUROIMAGING
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


              0-19632                                 95-2647755
     (Commission File Number)             (IRS Employer Identification No.)


            9727 Pacific Heights Boulevard, San Diego, CA 92121-3719
               (Address of principal executive offices) (Zip Code)


                                 (858) 453-6300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         4-D Neuroimaging ("4-D") issued 59,549,081 shares of its common stock representing approximately 41% of its outstanding voting securities in a private placement transaction with specified investors in accordance with Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended, which was consummated on or about April 26, 2001 (the "Transaction"). The common stock was issued at a per-share price of $0.21, in exchange for cancellations of indebtedness in the aggregate amount of $10,505,307 and cash in the aggregate sum of $2,000,000. 4-D intends to use the cash proceeds for continued product research and development, marketing and general corporate purposes. The 59,549,081 shares of common stock were distributed as set forth in the table below. Except as otherwise noted in the table below, each purchase by cancellation of indebtedness was made in United States Dollars ("USD") pursuant to a Full Cancellation of Indebtedness dated as of April 26, 2001 between 4-D and the respective purchaser. The percentage ownership is calculated based on 145,018,629 shares issued and outstanding immediately following the Transaction.

       PURCHASERS          NUMBER OF                    CONSIDERATION                  TOTAL NUMBER OF    PERCENTAGE OWNERSHIP
                            SHARES                                                       SHARES OWNED     OF OUTSTANDING VOTING
                          ACQUIRED IN                                                     FOLLOWING       SECURITIES FOLLOWING
                          TRANSACTION                                                    TRANSACTION         TRANSACTION (%)

  AIG Private Bank,         42,623,810  Partial Cancellation of Indebtedness in the          42,623,810           29.4
  Ltd. ("AIG")                          amount of  USD $8,951,000 pursuant to that
                                        certain letter agreement dated on or about
                                        April 25, 2001 between AIG and 4-D
                                        (the "Letter Agreement").

  Swisspartners            14, 751,153  USD $2,000,000 cash and Full Cancellations           36,468,755           25.1
  Investment Network                    of Indebtedness in the amounts of USD
  Ltd.                                  $872,867 and USD $224,875.
  ("Swisspartners")

  MATRUST, S.L.              1,070,833  Full Cancellation of Indebtedness in the             26,070,833           18.0
                                        amount of USD $224,875.

  International              1,070,833  Full Cancellation of Indebtedness in the              1,070,833            0.7
  Sequoia Investments                   amount of USD $224,875.
  Limited ("Sequoia")

  Amaldos, S.A.                 32,452  Full Cancellation of Indebtedness in the                 32,452       Less than 0.1
                                        amount of USD $6,815.

  TOTAL:                    59,549,081                                                      106,266,683           73.3


         The Letter Agreement acknowledges AIG's receipt of 42,623,810 shares of 4-D's common stock as partial payment in the amount of USD $8,951,000 against a loan 4-D obtained on or about December 21, 1999, as subsequently amended August 10, 2000, January 22, 2001 and April 26, 2001, from AIG in the principal amount of $11,951,000 (the "AIG Loan"). Martin Egli, a member of 4-D's board of directors also serves on the board of directors of AIG. In connection with the Transaction, the AIG Loan was amended effective as of April 26, 2001 to, among other things, extend its maturity date to July 31, 2002 and re-establish the interest rate based on AIG's refinancing costs in line with the current market conditions plus a fixed margin of 2.5% per annum. The interest rate is currently set at 6.8% per annum until April 26, 2002, at which time the interest accrued on the loan through such date will be due and payable and the interest rate will be re-adjusted for the remainder of the loan term. As amended, the AIG Loan is secured by a pledge and assignment by Scaloway Co. Ltd.


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         ("Scaloway"), an entity affiliated with Martin Velasco, a member of
         4-D's board of directors, a guarantee in the amount of USD $2,200,000 by Bank Julius Baer & Co. AG in Zurich, Switzerland, and all of the issued and outstanding shares of Neuromag Oy, 4-D's wholly-owned subsidiary located in Helsinki, Finland. If 4-D defaults under the AIG Loan, then AIG has the right to exercise its security interest and take ownership of Neuromag Oy. In connection with the Transaction, AIG agreed to convert certain assets pledged and assigned by Scaloway into an indirect share holding of 4-D's common stock.

         The Full Cancellation of Indebtedness entered into between 4-D and Amaldos, S.A. in the amount of $6,815 represents the portion of the debt assigned to it by BDN upon its dissolution. The Full Cancellations of Indebtedness entered into between 4-D and each of MATRUST, S.L., Sequoia and Swisspartners each in the amount of USD $224,875 represent the portion of the debt assigned to each such purchaser by BDN upon its dissolution. In June 2000, 4-D obtained unsecured loans in principal amounts totaling $834,595 from BDN, a Spanish company owned by three members of 4-D's board of directors, Martin Egli, Enrique Maso and Martin Velasco (the "BDN Loans"). 4-D repaid approximately $200,000 of the BDN Loans. BDN subsequently dissolved and redistributed its rights under the BDN Loans to Amaldos, S.A., MATRUST, S.L., Sequoia and Swisspartners. Mr. Maso is a majority shareholder in MATRUST, S.L., Mr. Velasco is a major investor in Sequoia, and Mr. Egli is a managing partner of Swisspartners. Of the 36,468,755 shares reported as beneficially owned by Swisspartners above, 18,717,602 shares are owned by Dassesta International S.A. Swisspartners owns 100% of the capital stock of Dassesta.

         In connection with the purchase by Swisspartners, 4-D's board of directors approved an increase in the current size of its board of directors from eight to nine to appoint Mr. Hans-Ueli Rihs to serve as a member of the board of directors effective May 2001. Mr. Hans-Ueli Rihs is also a member of the board of directors of Swisspartners.

         The description of the Transaction set forth above is qualified in its entirety by reference to the form of Common Stock Purchase Agreement, the Letter Agreement, the April 26, 2001 amendment to the AIG Loan and the Full Cancellations of Indebtedness, copies of which are filed as exhibits to this current report.

ITEM 7.  EXHIBITS.

         (c)      EXHIBITS.

         Exhibit 99.1      Form of Common Stock Purchase Agreement.

         Exhibit 99.2      Letter Agreement dated on or about April 25, 2001 between 4-D and AIG Private
                           Bank, Ltd.

         Exhibit 99.3      Amendment to Loan Agreement dated on or about April 26, 2001 between 4-D and AIG
                           Private Bank, Ltd.

         Exhibit 99.4      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           Swisspartners Investment Network Ltd.

         Exhibit 99.5      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           Swisspartners Investment Network Ltd.

         Exhibit 99.6      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           MATRUST, S.L.

         Exhibit 99.7      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           International Sequoia Investments Limited.

         Exhibit 99.8      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           Amaldos, S.A.

         Exhibit 99.9      Press Release dated May 7, 2001.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       4-D NEUROIMAGING




Date: May 10, 2001
                                       /s/ D. Scott Buchanan
                                       ----------------------------
                                       D. Scott Buchanan, President
                                       and Chief Executive Officer


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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DOCUMENT
         ------            --------

         Exhibit 99.1      Form of Common Stock Purchase Agreement.

         Exhibit 99.2      Letter Agreement dated on or about April 25, 2001 between 4-D and AIG Private
                           Bank, Ltd.

         Exhibit 99.3      Amendment to Loan Agreement dated on or about April 26, 2001 between 4-D and AIG
                           Private Bank, Ltd.

         Exhibit 99.4      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           Swisspartners Investment Network Ltd.

         Exhibit 99.5      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           Swisspartners Investment Network Ltd.

         Exhibit 99.6      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           MATRUST, S.L.

         Exhibit 99.7      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           International Sequoia Investments Limited.

         Exhibit 99.8      Full Cancellation of Indebtedness effective as of April 26, 2001 between 4-D and
                           Amaldos, S.A.

         Exhibit 99.9      Press Release dated May 7, 2001.